UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 24, 2021, upon the recommendation of the Compensation Committee of the Board of Directors of Apollo Endosurgery, Inc., the Board of Directors approved our 2021 performance bonus plan, or the 2021 Bonus Plan, for eligible employees, including our executive officers. The 2021 Bonus Plan allows eligible employees to earn a proportion of their target bonus based on our achievement of corporate performance goals and the remainder of their target bonus based on assessment of their individual performance. The corporate performance goals consist of revenue, gross margin and EBITDA targets, and the individual performance goals consist of specific objectives and goals tailored to each plan participant. The Board of Directors may change the corporate performance goals, or use its judgment when evaluating our results against these goals, and may elect to increase or decrease the amounts payable under the 2021 Bonus Plan at its sole discretion. The following table sets forth the target bonuses for 2021 for each of our executive officers, including our Chief Executive Officer and President and our other named executive officers for 2020, as set forth in our definitive proxy statement on Schedule 14A for our Annual Meeting of Stockholders held on August 25, 2020.

Name and Principal Position	Total 2021 Target Performance Bonus as a Percentage of Base Salary
Chas McKhann
Chief Executive Officer and President	80%
Stefanie Cavanaugh
Chief Financial Officer	40%
Christopher J. Gostout, M.D.
Chief Medical Officer	35%
John Molesphini
Executive Vice President, Operations	40%
Bret Schwartzhoff
Vice President, U.S. Sales and Global Marketing	45%

The foregoing description of the 2021 Bonus Plan is qualified in its entirety by the terms set forth in the 2021 Bonus Plan attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Document
10.1	2021 Bonus Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	March 25, 2021
		By:	/s/ Chas McKhann
		Name:	Chas McKhann
		Title:	Chief Executive Officer and President